UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

Apartment Investment and Management Company

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-13232	84-1259577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1450
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 224-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (Apartment Investment and Management Company)	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Apartment Investment and Management Company (“Aimco”) held its 2023 Annual Meeting of Stockholders on September 29, 2023, at its corporate headquarters, located at 4582 South Ulster Street, Suite 1450, Denver, CO, 80237. Aimco’s stockholders considered six proposals, each of which is described in more detail in Aimco’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on August 15, 2023. On the record date of August 11, 2023, there were 147,828,542 shares of Aimco’s Common Stock issued and outstanding and eligible to vote. The final voting results are reported below.

1. Proposal 1: Approval of the amendments to our Charter to eliminate supermajority voting provisions. Aimco’s stockholders approved the provision, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
120,583,456	164,369	16,255	6,367,067

2. Proposal 2: Approval of the amendments to our Charter to enable stockholders to remove directors without cause and fill vacancies on the Board of Directors created by stockholder action. Aimco’s stockholders approved the provision, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
112,768,217	7,980,565	15,298	6,367,067

3. Proposal 3: Election of nine directors, for a term of one year each, to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified. Aimco’s stockholders elected each of the nine nominees for director, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Wes Powell	110,749,375	9,982,777	31,928	6,367,067
Quincy L. Allen	109,690,114	11,039,459	34,507	6,367,067
Patricia L. Gibson	110,153,356	10,576,649	34,075	6,367,067
Jay Paul Leupp	110,046,297	10,682,304	35,479	6,367,067
Sherry L. Rexroad	111,906,198	8,823,062	34,820	6,367,067
Deborah Smith	110,145,539	10,583,741	34,800	6,367,067
R. Dary Stone	108,736,288	11,990,945	36,847	6,367,067
James P. Sullivan	119,334,706	1,397,172	32,202	6,367,067
Kirk A. Sykes	109,726,028	11,001,234	36,818	6,367,067

4. Proposal 4: The selection of Ernst & Young, LLP as Aimco’s independent registered accounting firm for the 2024 fiscal year was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
127,077,195	31,026	22,926	—

5. Proposal 5: Advisory vote to approve the compensation of executive officers disclosed in Aimco’s proxy statement. Aimco’s stockholders gave advisory approval of the executive compensation program, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
109,564,727	11,174,792	24,561	6,367,067

6. Proposal 6: Advisory vote to approve the frequency of future advisory votes to approve executive compensation. Aimco’s stockholders gave advisory approval to vote on the approval of executive compensation every year, and the voting results are set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
115,996,713	19,690	4,701,400	46,277	6,367,067

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

Date:	October 2, 2023	By:	/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield Executive Vice President and Chief Financial Officer